                                                                   EXHIBIT 10.27

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. THE EXERCISE OF THIS WARRANT IS SUBJECT TO COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

                     SATURN ELECTRONICS & ENGINEERING, INC.

                       WARRANT TO PURCHASE 495,688 SHARES

                        OF CLASS B NONVOTING COMMON STOCK

         THIS CERTIFIES THAT, for value received, Motorola, Inc. (the "Holder") is entitled to subscribe for and purchase 495,688 shares of the fully paid and nonassessable Class B Nonvoting Common Stock (as adjusted pursuant to Section 2 hereof, the "Shares") of Saturn Electronics & Engineering, Inc., a Michigan corporation (the "Company"), at a price per share of Common Stock (the "Warrant Price") equal to the price at which the Common Stock of the Company is offered to the public in the Company's initial public offering multiplied by a factor equal to 0.90; provided, however, that if the Company's initial public offering fails to occur for any reason prior to December 31, 2000, then the Warrant Price shall be equal to $50.43.

         1. Term. Subject to Section 5 below, the purchase right represented by this Warrant is exercisable, in whole or in part, at any time and from time to time, from the date that is four (4) years after the date of this Warrant through the date that is five (5) years after the date of this Warrant.

         2. Adjustment of Number of Shares and Warrant Price. The number of Shares issuable upon the exercise of this Warrant and the price at which such Shares may be purchased shall be subject to adjustment from time to time as described in this Section 2, and the Company agrees to provide notice upon the happening of certain events as follows:

              (a) Reclassification, etc. If the Company at any time shall, by subdivision, combination or reclassification of securities, or any consolidation of the Company with or merger of the Company with or into any other person, or otherwise, change any of the securities to which purchase rights under this Warrant exist into the same or a different number of securities of any class or classes, this Warrant shall thereafter be to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification, or any consolidation of the Company with or merger of the Company with or into any other person, or other change. If shares of the class of the Company's stock for which this Warrant is being exercised are subdivided or combined into a greater or smaller number of shares of stock, the Warrant Price shall be proportionately reduced in case of subdivision of shares or proportionately increased in the case of combination of shares, in both cases by the ratio which the total number of shares of such class of stock to be outstanding immediately after such event bears to the total number of shares of such class of stock outstanding immediately prior to such event.

              (b) Adjustment for Dividends in Stock. In case at any time or from time to time on or after the date hereof the holders of the Common Stock of the Company (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received, or, on or after the record date fixed for the determination of eligible shareholders, shall have become entitled to receive, without payment therefor, other or additional stock of the Company by way of dividend, then and in each case, the Holder shall, upon the exercise hereof, be entitled to receive, in addition to the number of Shares receivable thereupon, and without payment of any additional consideration therefor, the amount of such other or additional stock of the Company which such Holder would hold on the date of such exercise had it been the holder of record of such Shares on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock receivable by it as aforesaid during such period, giving effect to all adjustments called for during such period by paragraphs (a) and (b) of this Section 2.

              (c) Certificate of Adjustment. Whenever the Warrant Price or number or type of securities issuable upon exercise of this Warrant is adjusted, as herein provided, the Company shall promptly deliver to the record holder of this Warrant a certificate of an officer of the Company setting forth the nature of such adjustment and a brief statement of the facts requiring such adjustment.

         3. No Shareholder Rights. This Warrant, by itself as distinguished from the Shares purchasable hereunder, shall not entitle the Holder to any of the rights of a shareholder of the Company.

         4. Authorization and Reservation of Stock. The Company will reserve from its authorized and unissued Nonvoting Common Stock a sufficient number of shares to provide for the issuance of the Shares upon the exercise of this Warrant. Issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Shares upon the exercise of this Warrant and all such Shares that are issued upon the exercise of this Warrant will, upon issuance, be validly issued, fully paid and nonassessable, and free from all taxes, liens, security interests, charges, and other encumbrances imposed by or through the Company with respect to the issuance thereof.

         5.   Exercise of Warrant; Net Exercise.

              (a) Exercise of Warrant. Subject to compliance with applicable federal and state securities laws and subject to sections 5(e) and 5(f) below, this Warrant may be exercised in whole or in part (but in no event with respect to less than 10,000 of the Shares) by the Holder beginning on the date that is four (4) years after the date of this Warrant and ending on the date that is five (5) years after the date of this Warrant. Any exercise shall be made by the surrender of this Warrant, together with the Notice of Exercise and Investment Suitability and Representation Statement attached hereto as Exhibits A and B, respectively, accompanied by payment in full (if required) of the Warrant Price in cash or by check with respect to the Shares being purchased. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the Shares issuable upon such exercise shall be treated for all purposes as the holder of such Shares of record as of the close of business on such date. As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Common Stock issuable upon such exercise. Upon any partial exercise of this Warrant, the Company will issue to the Holder a new warrant for the number of the Shares as to which this Warrant was not exercised.

              (b) Net Exercise. In lieu of exercising this Warrant or any portion thereof and paying the exercise price by cash or check, the Holder shall have the right to convert this Warrant or any portion thereof into the number of Shares to be computed using the following formula:

                                X = (P) (Y) (A-B)
                                     -----------
                                        A

where  X  =   the number of Shares to be issued to the Holder for the portion of this Warrant being converted,

       P  =   the  portion  of  this  Warrant  being  converted  (expressed  as a decimal),

       Y  =   the total number of Shares  issuable  upon exercise of this
              Warrant in full,

       A  =   the closing price of one share of Common Stock on the Nasdaq
              Stock Market (or the then-principal market on which the Company's
              Common Stock is traded) on the business day immediately preceding the date of receipt by the Company of the notice of conversion, or, if there has been no public offering of the Company's Common
              Stock, then a price determined in good faith by the Company's
              Board of Directors, and

       B  =   the exercise price of the Shares on the date of receipt by the
              Company of the notice of conversion.

Upon such conversion, the portion of this Warrant represented by the variable "P" above shall be cancelled.

              (c) Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor based on the closing price of the Common Stock on the Nasdaq Stock Market (or the then-principal market on which the Company's Common Stock is traded) on the day immediately preceding the date of exercise or, if there has been no public offering of the Company's Common Stock, a cash payment based on the good faith determination made by the Company's Board of Directors.

              (d) Preferred Supplier Relationship. During the term of this Warrant, the Holder shall treat the Company as a preferred supplier to its Integrated Electronics Systems Sector ("IESS") by providing it an opportunity to participate in all bona fide requests for quotations, bids or other opportunities to provide manufacturing and related services to IESS, subject to the Company being competitive as to prices and quality; provided, however, that the Company shall retain the sole discretion to determine whether it wishes to bid on such manufacturing or related services on a project by project basis. In connection with the manufacturing services provided by the Company to the Holder, if IESS decides to divest any electronics or electromechanical assembly assets related to the type of business being sourced to the Company ("Eligible Assets") by sale to a third party, IESS shall give due and fair consideration to including the Company as a potential bidder for such Eligible Assets.

              (e) Acceleration of Exerciseability in Certain Events. Notwithstanding anything to the contrary set forth herein, the Holder, at its option, can exercise this Warrant prior to the fourth anniversary hereof in the following circumstances: for each $100 million of business (up to an aggregate of $1 billion) concluded between the Company and the Holder after the date of this Warrant (by itself or through one or more of the Holder's affiliates), the Holder shall be entitled to exercise this Warrant in part to purchase the greater of (x) 10% of the Shares initially covered by this Warrant or (y) if at the time of such exercise less than 10% of the Shares initially covered by this Warrant remain unexercised, the remaining unexercised Shares covered hereby. It is the intent of the parties, however, that the supplier relationship between the Holder and the Company will continue after this Warrant is fully exercisable.

              (f) Documentation of Concluded Business. For purposes of documenting the amount of business concluded between the Holder and the Company, the Holder shall prepare a summary of paid Company invoices and deliver such summary to the Company with supporting documentation (which such evidence shall be recognized by the Company as promptly as possible after presentment and in any event deemed accepted by the Company on the 30th day after submission to the Company by the Holder). In preparing such summary, the Holder shall: (x) not include any business concluded with Saturn Electronics Texas, LLC, (y) not include the business of any company acquired by the Company after the date of this Warrant which business is attributable, in whole or in part, to a period prior to the date of acquisition, and (z) with respect to projects conducted jointly by the Holder and the Company with third parties, only the amount attributable to the Company's value added business shall be taken into consideration.

         6. No Transfer of Warrant. This Warrant may not be transferred or assigned by the Company or the Holder hereof in whole or in part, except that the Holder may transfer this Warrant in whole or in part to one or more affiliates of the Holder; provided that Holder shall remain responsible for all of its obligations hereunder notwithstanding such transfer or assignment; provided further that the Holder can assign its obligations hereunder with the consent of the Company, which consent will not be unreasonably withheld.

         7. Registration Rights. The rights and obligations described on the attached Exhibit C respecting the registration rights granted by the Company to the Holder are incorporated into this Warrant and are agreed to and accepted by the parties hereto; provided, however, that if the Common Stock of the Company is not publicly traded in the United States of America, then the Holder shall have no such registration rights; provided further that the manner of distribution described in Schedule 1 to Exhibit C notwithstanding, upon the mutual agreement of the parties hereto, the Holder may sell the Shares in an underwritten offering.

         8. Loss or Destruction of Warrant. Subject to the terms and conditions hereof, upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of such bond or indemnification as the Company may reasonably require, and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor.

         9. Certain Representations and Warranties. The Company represents and warrants to the Holder that:

              (a) Organization and Standing. The Company (x) is a corporation duly organized, validly existing and in good standing under the laws of the State of Michigan and is duly qualified or licensed to do business and in good standing in each jurisdiction in which the failure to be so qualified or licensed and in good standing (individually or in the aggregate) would have a material adverse effect on the Company, and (y) has all requisite corporate power and authority necessary to enable it to carry on its business as now conducted, to issue the Warrant and to carry out the transactions contemplated hereby.

              (b) Capitalization. The authorized capital stock of the Company consists of 10,000,000 shares of Class A Voting Common Stock and 10,000,000 shares of Class B Nonvoting Common Stock. The rights, privileges and preferences of the Class A Voting Common Stock and the Class B Nonvoting Common Stock are as stated in the Company's Articles of Incorporation. As of the date hereof, there are issued and outstanding 4,956,880 shares of Class A Voting Common Stock, 4,956,880 shares of Class B Nonvoting Common Stock and no other shares of capital stock. All such issued and outstanding shares of Class A and Class B Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, and were issued in compliance with all applicable state and federal securities laws. As of the date hereof, there are no outstanding options, warrants or other rights to purchase or otherwise acquire equity securities of the Company, securities convertible into or exchangeable for equity securities of the Company, options, warrants or other rights to purchase or otherwise acquire any such convertible or exchangeable securities, or agreements to issue or grant any of the foregoing, other than pursuant to employee benefit plans of the Company (including employee option plans) or pursuant to agreements entered into in connection or simultaneously with this Warrant.

              (c) Authorization. All corporate action on the part of the Company and its officers, directors and shareholders necessary for the authorization, execution and delivery of, and the performance of all obligations of the Company under, the Warrant, and for the authorization, issuance and delivery of the Shares issuable upon exercise of the Warrant has been taken. This Warrant has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to: (x) judicial principles respecting election of remedies or limiting the availability of specific performance, injunctive relief and other equitable remedies; and (y) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect generally relating to or affecting creditors' rights.

              (d) No Conflicts. The execution and delivery by the Company of the Warrant and the performance by the Company of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not conflict with, result in any violation of or default (with or without notice or lapse of time or both) under, give rise to a right of termination, cancellation or acceleration or any material obligation or to the loss of any material benefit under or result in or require the creation, imposition or extension of any lien, security interest, restriction or other encumbrance upon any of the Company's properties or assets (other than those imposed under the Warrant) under (i) any oral or written contract, indenture, mortgage, lease, deed, commitment, agreement, arrangement or legally binding understanding or instrument, (ii) any provision of its constitutive or governing documents or
(iii) any law, statute, ordinance, rule, regulation, judgment, order, decree or arbitral award, except for any such conflicts, violations, defaults, rights, obligations or losses that, individually or in the aggregate, would not have a material adverse effect on the Company or its ability to consummate the transactions contemplated under this Warrant.

         10. Successors. The provisions of this Warrant shall be binding upon and inure to the benefit of the Company, the Holder and their respective successors and assigns.

         11. Miscellaneous. This Warrant (references in this Section 11 to the "Warrant" shall be deemed to include the Exhibits attached hereto) shall be governed by the internal laws of the State of Michigan. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the Company and the Holder. All notices and other communications from the Company to the Holder shall be delivered personally or mailed by first class mail, postage prepaid, to the address furnished to the Company in writing by the Holder who shall have furnished an address to the Company in writing, and if mailed shall be deemed given three days after deposit in the United States mail.


                  [Remainder of page intentionally left blank.]

        ISSUED this 15th day of March, 2000.
                    ----        -----
                                         SATURN ELECTRONICS & ENGINEERING, INC.,


                                         By: /s/ W. Tsuha
                                            ------------------------------------
                                               Its: President
                                                   -----------------------------

ACCEPTED AND AGREED TO:

MOTOROLA, INC.,

By: /s/
   -----------------------------
      Its: Senior Vice President
          ----------------------
Group General Manager
      Energy Systems Group











                                 SIGNATURE PAGE
                                       OF
                               WARRANT TO PURCHASE
                         CLASS B NONVOTING COMMON STOCK

                                    Exhibit A

                               NOTICE OF EXERCISE

TO:      SATURN ELECTRONICS & ENGINEERING, INC.

         1.       The undersigned hereby:

                  |_|      elects to purchase                   shares of Common
                           Stock, of Saturn Electronics & Engineering, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any, or

                  |_| elects to exercise its net issuance rights pursuant to Section 5(b) of the attached Warrant with respect to shares of Common Stock.

         2. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:


                                     --------------------------------
                                     (Name)


                                     --------------------------------
                                     (Address)


-------------------                   Motorola, Inc.
(Date)

                                             By:
                                                   -----------------------------

                                             Title:
                                                   -----------------------------

                                    Exhibit B

               INVESTMENT SUITABILITY AND REPRESENTATION STATEMENT

                                     __________ Shares of Common Stock of Saturn
                                     Electronics & Engineering, Inc.


         In connection with the purchase of the above-listed securities, the undersigned hereby represents to Saturn Electronics & Engineering, Inc. (the "Company") as follows:

         Receipt of Information. The undersigned has received all the information it considers necessary or appropriate for deciding whether to purchase the Common Stock issuable upon exercise of the Warrant dated ______________, 2000 (the "Warrant") issued by the Company to the undersigned, and it has examined the information furnished to it by the Company.

         Investment Representation.

         (a) The shares of stock to be received upon the exercise of the Warrant (the "Securities") will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and the undersigned has no present intention of selling, granting participation in or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control. By executing this Statement, the undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participations to such person or to any third person, with respect to any Securities issuable upon exercise of the Warrant.

         (b) The undersigned understands that the Securities issuable upon exercise of the Warrant at the time of issuance may not be registered under the Securities Act of 1933, as amended (the "Act"), and applicable state securities laws, on the ground that the issuance of such securities is exempt pursuant to
Section 4(2) of the Act and state law exemptions relating to offers and sales not by means of a public offering, and that the Company's reliance on such exemptions is predicated on the undersigned's representations set forth herein.

         (c) The undersigned agrees that in no event will it make a disposition of any Securities acquired upon the exercise of the Warrant unless and until (i) it shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (ii) it shall have furnished the Company with an opinion of counsel satisfactory to the company and the Company's counsel to the effect that (A) appropriate action necessary for compliance with the Act and any applicable state securities laws has been taken or an exemption from the registration requirements of the Act and such laws is available, and
(B) that the proposed transfer will not violate any of said laws.

         (d) The undersigned represents that it is able to fend for itself in the transactions contemplated by this Statement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investments, and has the ability to bear the economic risks (including the risk of a total loss) of its investment. The undersigned represents that it has had the opportunity to ask questions of the Company concerning the Company's business and assets and to obtain any additional information which it considered necessary to verify the accuracy of or to amplify the Company's disclosures, and has had all questions which have been asked by it satisfactorily answered by the Company.

         (e) The undersigned acknowledges that the Securities issuable upon exercise of the Warrant must be held indefinitely unless the Securities are registered under the Act or an exemption from such registration is available. The undersigned is aware of the provisions of Rule 144 promulgated under the Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being through a "broker's transaction" or in transactions directly with a "market maker" (as provided by Rule 144(f)) and the number of shares being sold during any three-month period not exceeding specified limitations. The undersigned is aware that the conditions for resale set forth in Rule 144 have not been satisfied as of the date hereof.


Dated:                                        Motorola, Inc.
      ---------------------
                                              By:
                                                 -------------------------------
                                              Title:
                                                    ----------------------------

                                    EXHIBIT C

                               REGISTRATION RIGHTS


         1. Definitions. For purposes of this Exhibit C, the following terms shall have the following meanings:

         "Common Stock" means the Company's common stock, par value $____ per share.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         "Holder" means collectively, the Holder of the Warrant as set forth in the Warrant Certificate(s) and any transferee of the Warrant (or any part thereof) permitted pursuant to the terms of the Warrant.

         "Person" means an individual, partnership, corporation, limited liability company, trust or other entity, or a government or agency or political subdivision thereof.

         "Prospectus" means the prospectus included in any Registration Statement at the time the same becomes effective, as amended or supplemented by any prospectus supplement, including post-effective amendments and all material incorporated by reference in the prospectus.

         "Registrable Securities" means the Shares; provided, however, that a Share shall be a Registrable Security only for so long as the Share continues to be a Restricted Security. For purposes of this Exhibit C, each Share shall be a Restricted Security at the date of this Exhibit C. A Share shall cease to be a Restricted Security on the earliest of the following dates: (i) the date the Company has effectively registered the Share under the Securities Act and the Holder has disposed of the Share in accordance with the Registration Statement covering the Share, or (ii) the date the Holder shall be eligible to sell (in one transaction) all of the Registrable Securities held by the Holder to the public pursuant to Rule 144 (or any similar provisions then in force) under the Securities Act, or (iii) the date the Holder has otherwise transferred the Share.

         "Registration Statement" means any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Exhibit C, including all pre-effective amendments and post-effective amendments thereto, the Prospectus and supplements thereto, all exhibits and all material incorporated by reference in the registration statement.

         "SEC" means the Securities and Exchange Commission.

         "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         2A.    Shelf Registration. Within 60 days after the Holder requests the Company to file a Registration Statement with respect to the Registrable Securities (provided that the Holder shall not be entitled to make such a request prior to the date the Company becomes eligible to file a Registration Statement (with respect to the sale of the Shares by the Holder) on Form S-3 under the Securities Act), the Company shall prepare and file a Registration Statement providing for the sale of the Registrable Securities by the Holder pursuant to Rule 415 of the Securities Act and/or any similar rule that may be adopted by the SEC; provided, however, that the Holder shall not sell, transfer, pledge or otherwise dispose of any Registrable Securities while such Registration Statement remains effective, except during the ten (10) business days immediately following the second business day following the release by the Company to the public of quarterly or annual earnings. Notwithstanding the foregoing, if the Company shall furnish to the Holder a certificate signed by the President of the Company stating that, in the good faith judgment of the President of the Company, the Company is in receipt of material, undisclosed information, the disclosure of which would be detrimental to the Company, then the Holder shall not sell, transfer, pledge or otherwise dispose of any Registrable Securities for the period or periods specified in such certificate; provided, however, that the Holder shall not be so restricted with respect to such sales, transfers, pledges or other dispositions pursuant to this sentence or the next succeeding sentence for more than an aggregate of ninety (90) days in any fiscal year of the Company. If at any time after the Company files a Registration Statement hereunder the Company decides to make a public offering of securities through one or more underwriters, and an underwriter selected by the Company to manage such proposed underwriting advises the Company that it believes that such underwritten offering could be adversely affected by the concurrent registered offering of Registrable Securities pursuant hereto, then the Holder shall not sell, transfer, pledge or otherwise dispose of any Registrable Securities at the request of the Company during such public offering of securities; provided further, that the aggregate period of any such restriction, when taken together with the restriction imposed by the Company pursuant to a certificate signed by the President of the Company pursuant to the previous sentence, shall not exceed ninety (90) days in any fiscal year of the Company.

         2B.    Incidental Registration. If the Company at any time (other than pursuant to Section 2A hereof) proposes to register its Capital Stock under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4 or S-8 or another form not available for registering Common Stock for sale to the public) each such time it will give at least 20 days' prior written notice to the Holder of its intention to do so ("Notice of Incidental Registration"). If at the time of such notice there does not exist an effective registration statement pursuant to Section 2A with respect to Registrable Securities held by Holder (or if pursuant to Section 2A the Company is not permitted to sell its Registrable Securities for any reason pursuant to the Shelf Registration), upon the written request of the Holder given within 10 days after receipt of any Notice of Incidental Registration (which request shall state the intended method of disposition thereof), the Company will use its best efforts to cause the Registrable Securities as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the Holder (in accordance with its written request) of such Registrable Securities so registered. The amount of Registrable Securities to be included in such an underwriting may be reduced if and only to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the price of the Registrable Securities to be sold therein; provided, further, however, that, in an initial public offering, the Company shall have the first priority to sell shares of Common Stock in such offering and the number of shares requested to be included in such public offering by the Holder shall be reduced pro rata based on the number of shares owned by the Holder on the date notice is given by the Company pursuant to this Section 2B.

         3. Registration Procedures. In connection with the Company's registration obligations pursuant to Sections 2A and 2B of this Exhibit C, the Company shall use its best efforts to effect the registration of the Registrable Securities in accordance with the method of distribution described on the attached Schedule 1 and, pursuant thereto, the Company shall as reasonably expeditiously as possible:

                  (a) prepare and file with the SEC a Registration Statement within 60 days after the initial request from the Holder to register such Registrable Securities and use its best efforts to cause such Registration Statement to become effective within 90 days after the initial request from the Holder to register such Registrable Securities;

                  (b) prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective for a period expiring on the earlier of (i) the date on which all of the Registrable Securities covered by the Registration Statement have been sold pursuant thereto or (ii) the date on which all Registrable Securities are eligible for sale pursuant to Rule 144 under the Securities Act;

                  (c) furnish to the Holder, without charge, at least one signed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated by reference therein and all exhibits (including those incorporated by reference);

                  (d) deliver to the Holder, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as it may reasonably request, but only while the Company is required to cause the Registration Statement to remain effective;

                  (e) use its best efforts to register or qualify such Registrable Securities for offer and sale under the securities or blue sky laws of such U. S. States or possessions as the Holder may reasonably request (the "Blue Sky Laws") and do any and all other acts or things necessary or advisable to enable the Holder to consummate the disposition in such jurisdictions of Registrable Securities owned by the Holder; provided, however, that in no event shall the Company be obligated to qualify generally to do business in any jurisdiction where it is not now qualified or to take any action which would subject it to the service of process in suits other than those arising out of the offer or sale of the securities covered by such Registration Statement in any jurisdictions where it is not now so subject or subject itself to taxation in any jurisdiction where it would not otherwise be subject;

                  (f) cooperate with the Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, free of any and all restrictive legends, which certificates shall be in such denominations and registered in such names as the Holder may request;

                  (g) use its best efforts to cause all Registrable Securities covered by the Registration Statement to be listed on the Nasdaq Stock Market ("Nasdaq") (or any other market on which the Common Stock is then listed);

                  (h) promptly notify the Holder at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of the Holder, except as provided in Section 2(a), the Company shall prepare a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not contain any untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading.

                  (i) advise the Holder, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such Registration Statement or the initiation of any proceeding for such purpose and promptly use all reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;


                  (j) furnish to the Holder at the time of the disposition of such Registrable Securities by the Holder a signed copy of an opinion of counsel for the Company as to such matters as such Holder may reasonably request and substantially to the effect that, a registration statement covering such Registrable Securities has been filed with the Commission under the Securities Act and has been made effective by order of the Commission; said registration statement and the prospectus contained therein comply as to form in all material respects with the requirements of the Securities Act and, based upon such investigation and inquiry as said counsel deems necessary or appropriate, nothing has come to said counsel's attention that would cause it to believe that either said registration statement or said prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein (in the case of said prospectus, in the light of the circumstances under which they were made) not misleading; said counsel knows of no legal or governmental proceedings required to be described in said prospectus that are not described as required, or of any contract or documents of a character required to be described in said registration statement or said prospectus or to be filed as an exhibit to said registration statement or to be incorporated by reference therein that is not described and filed as required; no stop order has been issued by the Commission suspending the effectiveness of such registration statement and that, to the best of such counsel's knowledge, no proceedings for the issuance of such a stop order are threatened or contemplated; and the applicable provisions of the securities or blue sky laws of each state in which the Company shall be required, pursuant to clause
     (e) of this Section 3, to register or qualify such Registrable
     Securities, have been complied with, assuming the accuracy and completeness of the information furnished to such counsel with respect to each filing relating to such laws; it being understood that said counsel may rely, as to all factual matters and financial data treated therein, on certificates of the Company (copies of which shall be delivered to such Holders), and as to all questions of the laws of each state in which the Company shall be so required to register or qualify such Registrable Securities, on the opinion of counsel from such state reasonably acceptable to such Holder, copies of which shall be delivered to such Holder; and

         (k) upon reasonable notice to and consultation with the Company, make available for inspection by the Holder and any attorney or accountant retained by the Holder all financial and other records, pertinent corporate documents and properties of the Company reasonably necessary in order for the Holder to sell its Shares pursuant to the Registration Statement; provided that such Persons shall agree in a writing satisfactory in form and substance to the Company to keep confidential any records, information or documents of the Company unless a court or administrative agency requires the disclosure of the records, information or documents or such records, information or documents (A) become generally available to the public other than as result of a disclosure by any such Persons, (B) were available to such Persons on a non-confidential basis prior to the disclosure of such records, information or documents pursuant to this Exhibit C, or (C) become available to such Persons on a non-confidential basis from a source other than the Company or its agents, advisors or representatives.

     The Company may require the Holder to furnish to the Company information regarding the Holder and the distribution of the Registrable Securities as the Company may from time to time reasonably request in writing and as necessary for the registration of the Shares.

     Upon receipt of any notice from the Company of the happening of any of the following: (i) the SEC's issuance of any stop order denying or suspending the effectiveness of the Registration Statement or the initiation of any proceeding for that purpose, (ii) the Company's receipt of any stop order denying registration or suspending the qualification of the Registrable Securities for sale or the initiation of any proceeding for such purpose, (iii) the happening of any event which makes any statement made in the Registration Statement, the Prospectus or any document incorporated by reference therein untrue or which requires any change in the Registration Statement, the Prospectus or any document incorporated by reference therein to make the statements not include an untrue statement of material fact or not omit any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, the Holder shall discontinue the disposition of Registrable Securities until the Holder receives a supplemented or amended Prospectus from the Company or until the Company advises the Holder in writing that the Holder may resume the use of the Prospectus, and have received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus. If the Company so directs, the Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in the Holder's possession, of the Prospectus covering the Registrable Securities at the time the Holder received the notice.

         4. Registration Expenses. Regardless of when the Registration Statement becomes effective, the Company shall bear all costs and expenses incident to the Company's performance of, or compliance with, this Exhibit C, including without limitation all registration and filing fees, fees and expenses of compliance with the Blue Sky Laws, printing expenses, messenger, telephone and delivery expenses, Nasdaq qualification and listing fees, and fees and disbursements of counsel for the Company, all independent certified public accountants of the Company and fees and expenses of other Persons retained by the Company relating to the distribution of the Registrable Securities (all such expenses being herein called "Registration Expenses"). The Holder shall pay all discounts and commissions attributable to the Registrable Securities, all transfer taxes relating to the sale or disposition of the Registrable Securities and any fees of any attorney or accountant retained by the Holder.

         5. Disclosure. With a view to making available registration on Form S-3 and the benefits of Rule 144 under the Securities Act, the Company agrees, for a period two years following the earlier of (x) five (5) years after the date of this Exhibit C and (y) the date upon which the Holder has purchased from the Company all of the Shares available under the Warrant, to:

              (a) make and keep current public information available within the meaning of Rule 144(c) of the Securities Act;

              (b) file with the SEC in a timely manner all reports and other documents and information required of the Company under the Exchange Act, and take such other actions as may be necessary to assure the availability of Form S-3 for use in connection with the registration rights provided in this Exhibit C; and

              (c) furnish to the Holder forthwith upon request a written statement as to the Company's compliance with the reporting requirements of Rule 144 and the Exchange Act, a copy of the Company's most recent annual and quarterly reports, and such other reports, documents and other information in the possession of or reasonably obtainable by the Company as the Holder may reasonably request in availing itself of Rule 144.

         6.   Indemnification.

              (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, the Holder against all losses, claims, damages, liabilities and expenses (including, without limitation, reasonable attorneys' fees and expenses) to which the Holder may become subject under federal or state securities laws or otherwise which arise out of, or are caused by, the Company's violation of any federal or state securities laws, including, but not limited to, any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or in any application or other request that the Company files in connection with the registration contemplated by such Registration Statement, including any application or request filed under the Blue Sky Laws or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any written information furnished to the Company by the Holder expressly for use therein; provided, however, the

         Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense results from the fact that the Holder sold Registrable Securities to a Person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus or of the final prospectus as then amended or supplemented, whichever is most recent, if the Company had previously made available to the Holder a sufficient number of copies thereof and such final prospectus, as then amended or supplemented, corrected such misstatement or omission.

                  (b) Indemnification by the Holder. In connection with any Registration Statement in which the Holder's Registrable Securities are registered and sold, the Holder shall furnish to the Company such information and affidavits as the Company reasonably requests for use in connection with any Registration Statement or Prospectus and agrees to indemnify and hold harmless, to the full extent permitted by law, the Company, its officers, directors and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including, without limitation, reasonable attorneys' fees and expenses) resulting from any untrue or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the Registration Statement, Prospectus, preliminary Prospectus or any application filed under the Blue Sky Laws or necessary to make the statements therein not misleading, but only to the extent that the untrue statement or omission is contained in any written information or affidavit so furnished by the Holder to the Company expressly for inclusion in the Registration Statement, Prospectus or application filed under the Blue Sky Laws or results from the fact that the Holder sold Registrable Securities to a Person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus or of the final prospectus as then amended or supplemented, whichever is most recent, if the Company had previously made available a sufficient number of copies thereof to the Holder and such final prospectus, as then amended or supplemented, corrected such misstatements or omission.

                  (c)    Conduct of Indemnification Proceedings.   Any  Person
         entitled to indemnification hereunder shall (i) promptly notify the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. Any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of the claim, but the fees and expenses of the counsel shall be at the expense of the Person unless (A) the indemnifying party has agreed to pay the fees or expenses, (B) the indemnifying party shall have failed to assume the defense of the claim and employ counsel reasonably satisfactory to the Person, or (C) in the reasonable judgment of the Person, based upon advice of its counsel, a conflict of interest may exist between the Person and the indemnifying party with respect to the claims (in which case, if the Person notifies the indemnifying party in writing that the Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of the claim on behalf of the Person), and in no event (except as set forth in the last sentence of this Section 6(c)), shall the Holder have the right to employ more than one separate counsel at the Company's expense for all of them for any matter. If the indemnifying party assumes the defense, the indemnifying party will not be subject to any liability for any settlement made without its consent. The indemnifying party, however, may not unreasonably withhold its consent. No indemnifying party will be required to consent to the entry of any judgment or to enter into any settlement which does not include as an unconditional term the claimant's or plaintiff's release of the indemnified party from all liability in respect to the claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel in any jurisdiction for all parties indemnified by the indemnifying party with respect to the claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to the claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.

                  (d) Survival. The indemnities provided in this Section 6 shall survive the Holder's transfer of any Registrable Securities.

                                  SCHEDULE 1 TO
                         EXHIBIT C: REGISTRATION RIGHTS


         The shares offered hereby may be sold from time to time by the Selling Shareholder, or by pledgees, donees, transferees or other successors in interest of the Selling Shareholder. Such sales may be made on the Nasdaq Stock Market, or otherwise, at prices and on terms then prevailing or at prices related to the then-current market prices, or in negotiated transactions at negotiated prices. The shares may be sold by one or in a combination of the following: (a) a block trade in which the broker or dealer so engaged will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction; (b) purchases by a broker or dealer as principal and resale by such broker or dealer for its account pursuant to this Prospectus; and
(c) ordinary brokerage transaction and transactions in which the broker solicits purchasers. In effecting sales, brokers or dealers engaged by the Selling Shareholder may arrange for other brokers or dealers to participate.